Glucotrack

Advancing Diabetes Management



Next Generation Continuous Blood Glucose Monitoring

December 2025

Important Disclaimers

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “believe”, “expect”, “plan” and “will” are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. These statements relate only to events as of the date on which the statements are made, and Glucotrack undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated by Glucotrack will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Readers are cautioned that certain important factors may affect Glucotrack’s actual results and could cause such results to differ materially from any forward-looking statements that may be made in this presentation. Factors that may affect Glucotrack’s results include, but are not limited to, the ability of Glucotrack to raise additional capital to finance its operations (whether through public or private equity offerings, debt financings, strategic collaborations or otherwise); risks relating to the receipt (and timing) of regulatory approvals (including U.S. Food and Drug Administration approval); risks relating to enrollment of patients in, and the conduct of, clinical trials; risks relating to Glucotrack’s future distribution agreements; risks relating to its ability to hire and retain qualified personnel, including sales and distribution personnel; and the additional risk factors described in Glucotrack’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC on March 31, 2025.

Redefining the Future of Glucose Monitoring

Our mission is to push the boundaries of diabetes management



Continuous Blood Glucose Monitor (CBGM)

Glucotrack's fully implantable, long-term system is designed to be less intrusive, more accurate, and dramatically easier to live with than traditional CGMs.

By removing the burden of wearables and frequent replacements, we aim to help patients better manage their diabetes and improve their quality of life.

Not shown at actual size.

Glucotrack

Designed for the Market's Gaps. Built for the Market's Growth.

Differentiated product

- Fully implantable CBGM system offering 3 years of continuous monitoring with no wearable
- Eliminates key CGM barriers: discomfort, visibility, short sensor life, and daily maintenance
- Built on proven cardiovascular techniques for fast regulatory alignment and high physician acceptance

Large and expanding addressable market

- $11.6B global CGM market[1] and growing
- ~50% of eligible patients remain unserved due to dissatisfaction with current CGM options
- Broad reimbursement, aging population, and GLP-1 growth fuel market tailwinds
- Diabetes comorbidities (cardiovascular, renal) increase urgency for scalable long-term solutions

Clinical and regulatory validation

- OUS first-in-human trial met safety endpoints with no device- or procedure-related SAEs
- Early feasibility OUS clinical study started Q3 2025
- US IDE pre-sub process started; approval expected Q2 2026; De Novo 510k regulatory pathway
- ISO 13485 certified, supporting quality and regulatory readiness

Source: 1. Close Concerns 4Q24 Industry Roundup – April 13, 2025.

Glucotrack

An Experienced Team to Deliver the Next Standard of Care



Paul V. Goode, PhD
President & CEO
- Glucose monitoring
- Implantable cardiac devices



Drinda Benjamin, MBA
VP, Marketing
- Glucose monitoring
- Insulin delivery



Sandie Martha, MS
VP, Clinical Operations
- Glucose monitoring
- Cardiology



Mark Tapsak, PhD
Chief Scientific Officer
- Glucose monitoring
- Implantable cardiac devices



JP Thrower, PhD
VP, Advanced Technologies
- Glucose monitoring
- Patient monitoring



Ted Williams
VP, Regulatory
- Glucose monitoring
- Cardiovascular gene therapy



Vincent Wong, MS
Chief Operating Officer
- Implantable stimulators
- implantable orthopedics



Peter Wulff, MBA
Chief Financial Officer
- Implantable structural heart
- Implantable spine devices

Abbott | Dexcom | Medtronic | MiniMed (Advancing solutions in diabetes) | Senseonics | GlySens | Cardium Therapeutics
Intuity Medical | Guidant | Impulse Dynamics | Orchestra BioMed | Luminous Medical | Intersection Medical, Inc. | EndoStim
Collateral Therapeutics | Tomz corporation | Cirtec Medical GmbH | Biological Dynamics | atec | JenaValve | mindray

Innovation in Glucose Monitoring Can't Wait

The diabetes crisis is driving healthcare resource strain

1 in 10 adults have diabetes---that's a total of 38 million adults (and it's the 8th-leading cause of death in the United States)[1]

Diabetes is the #1 cause of blindness in adults aged 18–64

>25% of US healthcare dollars go to people with diabetes[2]

People with diabetes are 2x more likely to suffer heart disease or stroke

~40% of adults with diabetes have chronic kidney disease

Sources: 1. CDC/National Center for Health Statistics, https://www.cdc.gov/diabetes/index.html; Accessed on May 13, 2024 2. 2022 ADA Economic Costs of Diabetes in the U.S.

A Sizeable Global Diabetes Market… and CGM is Just Getting Started

Growth by Product Type (2006–2024)[1]


$50,000
$40,000
$30,000
$20,000
$10,000
$0
Millions of USD
$38.4 B
$11.6 B
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
GLP-1
CGM

- CGM ranks among the fastest-growing categories (and is the fastest-growing device), seeing consistent year-over-year growth
- GLP-1 class, with explosive growth—now the largest segment at $38.4B in 2024, compliments CGM
  - Improved A1C reductions when combined with CGM vs GLP-1 use alone
  - Better glycemic insights to understand how each individual's body responds to GLP-1
  - Optimized medication use by showing HCPs how to fine-tune GLP-1 dosages

Glucotrack sits at the intersection of growth and unmet need

Reference: 1. Close Concerns 4Q24 Industry Roundup – April 13, 2025.

Glucotrack

Continuous Glucose Monitoring (CGM) is Growing Rapidly…But ~50% of the Market Remains Untapped

CGM Global Quarterly Revenue ($ millions)[1]



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Pooled Quarterly Sales (millions)
$3,010
$1,548
$1,463
Global
US
OUS
1Q06
4Q06
3Q07
2Q08
1Q09
4Q09
3Q10
2Q11
1Q12
4Q12
3Q13
2Q14
1Q15
4Q15
3Q16
2Q17
1Q18
4Q18
3Q19
2Q20
1Q21
4Q21
3Q22
2Q23
1Q24
4Q24

- **$11.6B** global CGM market in **2024**[1] (approximately 50% US)
  - Q4 2025 revenue of $3.2B; +19%YOY; +11% sequential
- Since 1999, CGM adoption has increased dramatically, becoming the standard of care in many settings.

Explosive growth since 2015 but only half of eligible patients are using CGM

Reference: 1. Close Concerns 1Q25 Industry Roundup – July 25, 2025.

Current CGM Penetration Across Population Cohorts

By Diabetes Type and Insulin Regimen


Diabetes Segments by Size (M)
30.0
25.0
20.0
15.0
10.0
5.0
0.0
1.8M
2.4M
3.0M
3.5M
25.0M
Type 1
Type 2 Insulin Intensive
Type 2 Basal
Type 2 Hypo Risk
Type 2 Non-Insulin
55%
40%
10%
<5%
<5%
Market Penetration

Some CGM players shifting from daily CGM users to Type 2 non-insulin (prediabetes, wellness)

CGM is a Step in the Right Direction, but Far From Optimal

CGMs have become standard of care with proven clinical outcomes for improved glycemic management; however, adoption and continued adherence continues to fall below HCP expectations

Attributes	Shortcomings
24/7 wearable sensor design enables continuous monitoring	**Wearable adhesives** can cause discomfort, fall off prematurely, hinder physical activities like swimming and challenge discretion and privacy
Up to a **15-day sensor** provides essential glucose and trend information	**Limited longevity** requires frequent replacement, ordering and storage of supplies
Continuous measurement of interstitial glucose levels provides value data about speed and direction of changes	**Interstitial glucose readings** delay blood glucose readings by up to 15 minutes, impacting accuracy during periods of rapid change such as eating, exercise, sickness or stress
Broad reimbursement coverage enabled by extensive clinical evidence on value of CGM	**Supply management** often requires hassles of recurrent HCP visits and insurance re-authorizations every 6 months

What Patients Want (But Still Are Not Getting)

Unaddressed patient needs growing in importance



70%
60%
50%
40%
30%
20%
10%
0%
27%
32%
22%
34%
21%
34%
32%
36%
39%
47%
44%
64%
Smaller, thinner CGM sensor
Better sensor adhesive
Longer transmission distance
Better accuracy
Shorter sensor warmup time
Longer sensor wear
2018
2024

Reference: dQ&A Q1 2018 Market Research - Base CGM users (N=1,306); dQ&A Q3 2023 Market Research - Base CGM users (N=3,426).

Glucotrack

The Glucotrack Solution: a Breakthrough Long-Term CBGM System

- A first-of-its-kind system that combines the best of **glucose monitoring** and **cardiac monitoring** technology in one device
- Designed from FDA-approved components and adopted techniques to accelerate development and reduce regulatory risk


Loop Monitor

Transmitter
similar to insertable loop monitors


Pacemaker

Sensor
similar to pacemaker leads


CONTINUOUS GLUCOSE MONITOR
TRANSMITTER
GLUCOSE SENSOR
SKIN
CELL
INTERSTITIAL FLUID
GLUCOSE
BLOOD VESSEL

Sensor Chemistry
similar to conventional CGMs


Axillary Vein Insertion Point
Subcutaneous Device Location

CBGM
3-year longevity, measures blood with no wearable

Leveraging Cardiology Implant Specialists for a Cardiometabolic Condition

- Diabetes significantly increases the risk of heart disease, heart failure, and stroke
- Cardiologists have a greater role in diabetes care, existing relationships and referral pathways
  - Manage diabetes complications such as high blood pressure, arrhythmias, and coronary artery disease
  - New diabetes medications (SGLT-2 inhibitors, GLP-1 receptor agonists) offer cardiovascular benefits, prompting more cardiologist involvement in prescribing and monitoring
  - 2019 Yale study: in one year, a T2D patient was nearly 3X more likely to have an outpatient encounter with a cardiologist than an endocrinologist[1]


HCPs Seen in Past 12 Months2
80%
70%
60%
50%
40%
30%
20%
10%
0%
25%
42%
70%
39%
Cardiologist
Endocrinologist
T1 Diabetes
T2 Diabetes

Reference: 1. Gunawan, Felona, et al. "SUN-149 cardiologist vs. endocrinologist encounters in patients with T2D and CVD: potential implications for glucose-lowering therapy use and education." Journal of the Endocrine Society 3.Supplement_1 (2019): SUN-149.

2. Internal market research, T1D respondents (n=206; T2D respondents (n=600).

Putting Risk in Perspective When Considering CBGM

- Implant risks are very low[1] (i.e., pacemaker)
  - Proven, safe outpatient procedure, local anesthesia
  - Simple, fast, familiar insertion and removal steps
- Glucotrack's CBGM is even less complex
  - Simpler procedure, smaller lead, shorter entry, expected to have fewer complications



Implanting Risk (%)
16
12
8
4
0
0.4%
0.6%
1.0%
1.2%
1.3%
1.4%
Vascular Laceration
Thrombosis
Bleeding (Transfusion)
Bleeding/ Hematoma
Pocket Infection
Hematoma (Evacuation)

- The real threat is uncontrolled diabetes[2] even when utilizing conventional CGM
  - Severe Hypoglycemic Events (SHEs): dangerous episodes that can cause seizures, unconsciousness, and even death
  - SHE risks far exceed implantation risks



Diabetes Risk (%)
16
12
8
4
0
9.1%
SHE
(CGM Users)

Reference: 1. Kusumoto FM, Schoenfeld MH, Wilkoff BL, et al. 2017 HRS expert consensus statement on cardiovascular implantable electronic device lead management and extraction. Heart Rhythm. 2017;14(12).

2. Sherr, Jennifer L., et al. "Severe hypoglycemia and impaired awareness of hypoglycemia persist in people with type 1 diabetes despite use of diabetes technology: results from a cross-sectional survey." *Diabetes Care* 47.6 (2024): 941-947.

What Makes Our CBGM Different?

Our value proposition is simple, unique and ownable

Our implantable CBGM delivers 3 years of continuous, blood-true accuracy with no external wearables or daily upkeep. The results, peace of mind and the freedom to live life without compromise.

Implant once, monitor for years—freedom & certainty for your life

- **Unmatched Longevity:** One sensor. Three years. A leap forward from frequent replacements.
- **Invisibility by Design:** No skin adhesive, no bulky on-body wearables—just seamless integration with life.
- **True Accuracy:** Confidence in real-time accuracy means confidence in your daily decisions.

CBGM Targeted Populations

Four targeted segments rely on CGM daily

- Approximately 10.7M people with clinical consensus and broad coverage
  - 2017: CMS coverage of CGM for T1D
  - 2021: ADA recommends CGM use and considers it standard of care
  - 2023: CMS coverage of CGM for T2D using intensive insulin therapy, basal insulin and those at risk of hypoglycemia



Market Size (M)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1.8M
2.4M
3.0M
3.5M
Type 1
Type 2 Insulin Intensive
Type 2 Basal
Type 2 Hypo Risk
55%
40%
10%
5%
CGM Penetration

Segmentation Illustrates Large Market Opportunity

Product feature set outweighs implant procedure concerns

- Addresses behavioral, demographic, and psychographic insights

Population Cohorts (Total Available Market)	Cohort Size	Target Segments	Serviceable Market
Type 1	1,800,000	32%	576,600
Type 2 Insulin Intensive	2,400,000	28%	2,494,000
Type 2 Basal	3,000,000		
Type 2 Hypo Risk	3,500,000		
TOTAL	**10,700,000**		**3,068,000**

Successful First in Human Study Results

Potential for market-leading sensor accuracy

- 6 participants with type 1 diabetes or insulin using type 2 diabetes using prototype external electronics
- Key Results:
  - All primary and secondary endpoints met
  - 99% data capture rate
  - MARD of 7.7% across 122 matched blood glucose pairs (BGM-CBGM)



36-hour glucose monitoring including FST 1
Glucose (mg/dL)
Hours
CBGM Glucose
Blood Glucose
Continuous Measurements vs Reference
Measurement Glucose (mg/dL)
Reference (mg/dL)
Commercial CGM
CBGM
Perfect fit line
DTS Error Grid CBGM incl. Calibration Points
Measurement Glucose (mg/dL)
Reference (mg/dL)

- 113 (91.62%) within green boundaries
- 9 (8.38%) within yellow boundaries
- 0 (0.00% within orange boundaries

No serious device- or procedure-related adverse events

Clinical and Regulatory Timeline

Leveraging proven regulatory strategies – DeNovo 510k Pathway


US Pilot IDE approval
US Pivotal submission
US Pivotal begins
US Pivotal 1 year completion
FDA DeNovo 510k submission (1-year data)
2026
2027
2028
2029
US Pilot IDE begins
US Pilot IDE 1 Year Data
US Pivotal enrollment complete
FDA Approval Market Launch

Engineered for What Patients Want (and Conventional CGMs Can't Deliver)

- **Unsurpassed longevity**: Placed once every 3 years in a 20-minute outpatient procedure (vs every 15 days)
- **Wearable-free comfort:** Fully implantable design eliminates on-body devices, improving lifestyle fit and compliance
- **Real-time blood glucose readings:** Uses blood (not interstitial fluid) for greater accuracy and trust
- **Simplified access and management:** No monthly reorders or bulky supplies—and no ongoing pre-auths
- **Streamlined for clinics, too:** Reduces burden on HCPs (1 referral vs 6 pre-auths over 3 years)

Implant once.
Monitor for years.
Unlock long-term adoption.



Not shown at actual size.

Poised for Impact. Positioned for Growth.

Glucotrack is pioneering a fully implantable, long-term CBGM system engineered to overcome the limitations of traditional CGMs

Unlock adoption among the **~50% of patients not using CGM today**

Benefit from **strong market tailwinds** in diabetes, digital health, and GLP-1 driven growth

With a product that eliminates wearables, delivers real-time blood glucose readings, and lasts up to 3 years, Glucotrack is uniquely positioned to...

Convert users and non-users seeking a better experience

Scale efficiently with **regulatory de-risking, reimbursement alignment**, and a clear commercialization path

Let's bring the future of glucose monitoring to life — **together**

APPENDIX

Scientific Meeting Poster Presentations

Endocrinologists' Perspectives on an Implantable Continuous Blood Glucose Monitor
Kim Gerber, BBA; Richard Wood, MBA; Braxton Dalton; Drinda Benjamin, MBA; Samantha Wakil, PhD; Paul V. Goode, PhD
Poster presentation at the ADCES25 Annual Conference, hosted by the Association of Diabetes Care & Education Specialists, August 8-11, 2025, Phoenix, AZ.

Early Feasibility Study to Evaluate an Intravascular Continuous Blood Glucose Monitor in Adults with Diabetes Mellitus
Mark A. Tapsak, PhD; Alexandre Abizaid, MD, PhD; Carlos Campos, MD, PhD; Ana Claudia Latronico, MD, PhD; Pedro H. C. Melo, MD; Maria Elizabeth Rossi da Silva, MD, PhD; Ramon M. Nascimento, MD; Bibiana S. Boger, MD; Stefano A. Galliano, MD; Jose Garcia; Sandie Martha, MS; JP Thrower, PhD; Samantha Wakil, PhD; Per-Ola Carlsson, MD, Fabian Hugert, MSc; Paul V Goode, PhD
Poster presentation at the 85th Scientific Sessions, hosted by the American Diabetes Association (ADA), June 20-23, 2025, Chicago, IL.

Early Feasibility Study to Evaluate an Intravascular Continuous Blood Glucose Monitor in Adults with Diabetes Mellitus
Alexandre Abizaid, MD, PhD; Carlos Campos, MD, PhD; Ana Claudia Latronico, MD, PhD; Pedro Milo, MD; Vinicius Nasser, MD; Maria Elizabeth Rossi da Silva, MD, PhD; Jose Garcia; Paul V Goode, PhD; Sandie Martha, MS; JP Thrower, PhD; Samantha Wakil, PhD; Mark A Tapsak, PhD
Poster presentation at the 18th International Conference on Advanced Technologies & Treatments for Diabetes, March 19-22, 2025, Amsterdam, The Netherlands.

In Vivo Evaluation of Novel Long-Term Intravascular Continuous Blood Glucose Monitor in a Chronic Ovine Model
Paul V Goode, PhD; Michael Talcott, DVM; JP Thrower, PhD; Timothy L Routh, M Eng.; Jose Garcia; Stephen T Tapsak; Samantha Wakil, PhD; Mark A Tapsak, PhD
Poster presentation at the 24th Annual Diabetes Technology Meeting, October 15-17, 2024, Burlingame, CA.

Exploratory Study of Continuous Glucose Monitoring in the Epidural Space in Swine
Paul V Goode, PhD; Michael Talcott, DVM; JP Thrower, PhD; Timothy L Routh, M Eng.; Stephen T Tapsak; Samantha Wakil, PhD; Mark A Tapsak, PhD
Poster presentation at the 24th Annual Diabetes Technology Meeting, October 15-17, 2024, Burlingame, CA.

Evaluating Acceptance of a Continuous Blood Glucose Monitor for People with Insulin Requiring Diabetes
Kim Gerber, Richard Wood, Linda Parks, Drinda Benjamin, Samantha Wakil, Paul V. Goode
Poster presentation at the Association of Diabetes Care and Education Specialists Annual Conference, August 9-12, 2024, New Orleans, LA.

In Vivo Evaluation of Novel Long-term Intravascular Implantable Continuous Blood Glucose Monitor in a Chronic Ovine Model: A Glucotrack™ Inc. Investigation
Paul V. Goode, Mark A. Tapsak, Michael Talcott, JP Thrower, Timothy L. Routh, Stephen Tapsak, Jose Garcia.
Poster presentation at the American Diabetes Association 84th Scientific Session, June 21-24, 2024, Orlando, FL.

In Silico Modeling of a Long-term Implantable Continuous Blood Glucose Monitor – A Joint Investigation by Glucotrack Inc. and TTP
Justin R. Buckland, Ilya Tarotin, Sven Ernst, Sophie A. Meredith, Paul V. Goode, JP Thrower, Mark A. Tapsak.
Poster presentation at the American Diabetes Association 84th Scientific Session, June 21-24, 2024, Orlando, FL.

Independent Board of Directors of Dedicated Medical Technology Veterans

Luis Malavé, Chair

With over 30 years of leadership in the med tech industry, Mr. Malavé specializes in diabetes management across all company stages. He excels in product development, operations, marketing, strategic partnerships, and FDA regulatory strategy. Currently serving as president of EOFlow Co. Ltd., Luis previously led Palyon Medical and spent nearly a decade at Insulet, where he held various senior roles. He also has experience at Medtronic and MiniMed. Mr. Malavé holds a BS in Mathematics and Computer Science from the University of Minnesota, a Master's in Software Engineering from the University of St. Thomas, and an MBA from the University of Maryland.

Andy Balo

Mr. Balo brings decades of regulatory, clinical and quality experience in the medical technology industry. He was part of the original executive team at Dexcom and played a critical role in shaping the company's future. During his tenure of 22 years, he was responsible for numerous glucose monitoring regulatory submissions and clinical trials worldwide and coordinated quality activities across multiple manufacturing facilities. In March 2024, Mr. Andy retired from Dexcom as Executive Vice President of Clinical, Global Access, and Medical Affairs. Andy has also held leadership roles at St. Jude Medical, Baxter, Pacesetter and Endocardial Solutions. Mr. Balo holds a Bachelor of Science degree in microbiology and chemistry from the University of Maryland and completed graduate studies at UCLA.

Victoria Carr-Brendel

Ms. Carr-Brendel is an accomplished executive who served as President and Group Vice President of Cochlear Implants at Sonova Group from 2018 to 2024. Prior to that, she served as Chief Executive Officer of JenaValve Technology, Inc., a medical device company focused on developing minimally invasive transcatheter aortic valve repair systems for patients suffering from severe aortic valve disease. Previously, Dr. Carr-Brendel held various leadership roles at Boston Scientific, including overseeing the acquisition of Bayer's interventional radiology division in 2014. She started her career as a scientist in R&D with roles at Dexcom and Baxter Healthcare, amassing over forty patents and taking on increasingly senior business and management roles. Dr. Carr-Brendel holds a BA in Biology from Monmouth College, an MS in Microbiology from Iowa State University, and a PhD in Microbiology and Immunology from the University of Illinois at Chicago.

Erin Carter

Ms. Carter brings more than 30 years of executive-level finance experience in the medical device and healthcare industries. She held various senior roles at Medtronic, including CFO and Vice President of Finance for their $9B neuroscience portfolio. Notably, she grew the Gastrointestinal Solutions division from a $36M startup to $450M in 5 years through organic growth and acquisitions. Prior to Medtronic, Erin served at Boston Scientific and UnitedHealth Group. She played a key role at Arterial Vascular Engineering, guiding its rapid growth and subsequent sale to Medtronic. Ms. Carter holds a BA in Business Administration from California Polytechnic State University and is a Certified Public Accountant (inactive) in the State of California.

Paul V. Goode

Mr. Goode is a highly accomplished medical device executive with extensive experience spanning operations and product development, from concept to global commercialization. Prior to becoming President & CEO of Glucotrack, he served on the Board of Directors at Integrity Applications.
With over 2 decades in the medical device industry, Paul has specialized in innovative diabetes management technologies. He has held roles as Vice President of R&D at MetaCure, Director of Engineering and Algorithm Development at DexCom, and Senior Engineer at MiniMed, Inc., prior to its acquisition by Medtronic. Mr. Goode holds BS, MS, and PhD degrees from North Carolina State University, and is credited as an inventor on over 150 issued patents, with over 100 relating to DexCom's continuous glucose sensing technology.

Thank You